NEWS RELEASE

FORWARD AIR CORPORATION REPORTS THIRD QUARTER 2020 RESULTS
Reports record third quarter revenue
Reports year over year increase in LTL tonnage
Announces 16.7% dividend increase

GREENEVILLE, Tenn.- (BUSINESS WIRE) - October 29, 2020 - Forward Air Corporation (NASDAQ:FWRD) (the “Company”, “we”, “our”, or “us”) today reported financial results for the three and nine months ended September 30, 2020 as presented in the tables below on a continuing operations basis (Pool Distribution is being reported as a discontinued operation).

Tom Schmitt, Chairman, President and CEO, commenting on the Company's third quarter results said, “During the third quarter our teams did a great job of continuing to restore volumes in response to COVID-19. To support our efforts to grow our fleet and enhance our network capabilities, we implemented several pricing actions during the back half of the quarter which will drive continued improvements in our operational performance and shipment-level profitability.”

Continuing Operations	Three months ended
(in thousands, except per share data)	September 30, 2020 [1]	September 30, 2019	Change	Percent Change
Operating revenue	$331,997	$313,683	$18,314	5.8%
Income from operations	$23,510	$29,186	$(5,676)	(19.4)%
Operating margin	7.1%	9.3%	(220) bps
Net income	$16,992	$21,054	$(4,062)	(19.3)%
Net income per diluted share	$0.61	$0.74	$(0.13)	(17.6)%
Cash provided by operating activities	$20,564	$43,553	$(22,989)	(52.8)%

Non-GAAP Financial Measures: [2]
EBITDA	$32,682	$38,203	$(5,521)	(14.5)%
Free cash flow	$18,766	$35,213	$(16,447)	(46.7)%
[1] Results for the three months ended September 30, 2020 include a $2.3 million one-time charge related to a litigated contract dispute.
2 EBITDA and free cash flow are non-GAAP financial measures and reconciliations of these non-GAAP financial measures are provided in the below financial tables.
Commenting on the Company's third quarter results, Michael J. Morris, CFO, said, “Our third quarter earnings per share of $0.61 exceeded our guidance range, and reflected a $0.06 one-time charge related to a litigated contract dispute.” Regarding the Company's fourth quarter 2020 guidance, Mr. Morris said, “We expect fourth quarter year-on-year revenue growth to be 6% to 10% and net income per diluted share to be between $0.71 and $0.75 in the fourth quarter of 2020.”

On October 27, 2020, our Board of Directors approved a 16.7% increase to the Company’s quarterly dividend, raising it from $0.18 to $0.21 per share of common stock. The dividend is payable to shareholders of record at the close of business on November 25, 2020 and is expected to be paid on December 10, 2020.

This quarterly dividend is made pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.75 per share of common stock for 2020 and $0.84 for the full year 2021, payable in quarterly increments of $0.21 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company’s financial performance.

Commenting on the increased dividend payment, Mr. Morris said, “This increase reflects our confidence in the growth potential of our businesses, and the Company’s continued focus on returning a portion of its free cash flow back to shareholders. In the past five years, we have returned approximately $358 million to shareholders in the form of dividends and share repurchases.”

On April 23, 2020, the Board approved a strategy to divest the Pool Distribution business (“Pool”). Accordingly, the results of operations and cash flows for Pool have been presented as discontinued operations and have been excluded from continuing operations in this release for all periods presented.  In addition, Pool assets and liabilities are reflected as “held for sale” on the Consolidated Balance Sheets in this release. For more information regarding Pool discontinued operations, please see the Company’s Form 10-Q for the quarter ended September 30, 2020 expected to be filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020.

Review of Financial Results
Forward Air will hold a conference call to discuss third quarter 2020 results on Friday, October 30, 2020 at 9:00 a.m. EDT. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, or by dialing (844) 867-6169, Access Code: 7690610.

A replay of the conference call will be available on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, which we use as a primary mechanism to communicate with our investors. Investors are urged to monitor the Investors Relations portion of the Company's website to easily find or navigate to current and pertinent information about us.

About Forward Air Corporation
Forward Air is a leading asset-light freight and logistics company that provides services across the United States and Canada. We provide expedited less-than-truckload (“LTL”) services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals; final mile services, including delivery of heavy-bulky freight; truckload brokerage services, including dedicated fleet services, high-security and temperature-controlled logistics services; intermodal first-and last-mile high-value drayage services both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services; and pool distribution services, including high-frequency handling and distribution of time sensitive product to numerous destinations within a specific geographic region. For more information, visit our website at www.forwardaircorp.com.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(Unaudited, in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
		(As Adjusted)		(As Adjusted)
Operating revenue:
Expedited Freight	$283,514	$256,115	$772,801	$735,055
Intermodal	48,948	58,346	147,836	163,000
Eliminations and other operations	(465)	(778)	(1,405)	(2,524)
Operating revenue	331,997	313,683	919,232	895,531
Operating expenses:
Purchased transportation	173,054	150,296	465,721	426,283
Salaries, wages and employee benefits	66,927	68,532	200,258	192,330
Operating leases	17,327	15,860	52,598	46,861
Depreciation and amortization	9,172	9,016	27,919	27,531
Insurance and claims	8,671	9,532	26,437	29,276
Fuel expense	2,715	4,637	9,247	13,219
Other operating expenses	30,621	26,624	83,854	78,071
Total operating expenses	308,487	284,497	866,034	813,571
Income (loss) from continuing operations:
Expedited Freight	23,461	27,131	50,394	76,222
Intermodal	4,837	6,900	12,963	18,326
Other operations	(4,788)	(4,845)	(10,159)	(12,588)
Income from continuing operations	23,510	29,186	53,198	81,960
Other expense:
Interest expense	(1,304)	(761)	(3,355)	(1,917)
Other, net	—	1	—	(1)
Total other expense	(1,304)	(760)	(3,355)	(1,918)
Income before income taxes	22,206	28,426	49,843	80,042
Income tax expense	5,214	7,372	12,209	20,055
Net income from continuing operations	16,992	21,054	37,634	59,987
(Loss) income from discontinued operations, net of tax	(345)	1,141	(9,458)	2,945
Net income and comprehensive income	$16,647	$22,195	$28,176	$62,932

Net income per share:
Basic net income (loss) per share:
Continuing operations	$0.61	$0.74	$1.35	$2.10
Discontinued operations	(0.01)	0.04	(0.34)	0.10
Net income per share	$0.60	$0.78	$1.01	$2.20

Diluted net income (loss) per share:
Continuing operations	$0.61	$0.74	$1.35	$2.09
Discontinued operations	(0.01)	0.04	(0.34)	0.10
Net income per share	$0.60	$0.78	$1.01	$2.19
Dividends per share:	$0.18	$0.18	$0.54	$0.54

Expedited Freight Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2020 [1]	Revenue	2019	Revenue	Change	Change
			(As Adjusted)
Operating revenue:
Network [2]	$169.3	59.7%	$169.3	66.1%	$—	—%
Truckload	49.8	17.6	48.1	18.8	1.7	3.5
Final Mile	57.0	20.1	31.6	12.3	25.4	80.4
Other	7.4	2.6	7.1	2.8	0.3	4.2
Total operating revenue	283.5	100.0	256.1	100.0	27.4	10.7

Operating expenses:
Purchased transportation	156.1	55.1	129.8	50.7	26.3	20.3
Salaries, wages and employee benefits	54.1	19.1	52.2	20.4	1.9	3.6
Operating leases	13.4	4.7	11.5	4.5	1.9	16.5
Depreciation and amortization	6.8	2.4	6.5	2.5	0.3	4.6
Insurance and claims	5.8	2.0	5.4	2.1	0.4	7.4
Fuel expense	1.4	0.5	2.5	1.0	(1.1)	(44.0)
Other operating expenses	22.4	7.9	21.1	8.2	1.3	6.2
Total operating expenses	260.0	91.7	229.0	89.4	31.0	13.5
Income from operations	$23.5	8.3%	$27.1	10.6%	$(3.6)	(13.3)%

[1] Includes revenues and operating expenses from the acquisition of Linn Star which was acquired in January 2020. Linn Star results are not included in the prior period.
[2] Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial, Truckload and Final Mile revenue.

Expedited Freight Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2020	2019	Change
		(As Adjusted)

Business days	64	64	—%

Tonnage [1,2]
Total pounds	636,194	613,812	3.6
Pounds per day	9,941	9,591	3.6

Shipments [1,2]
Total shipments	1,018	977	4.2
Shipments per day	15.9	15.3	4.2

Weight per shipment	625	628	(0.5)

Revenue per hundredweight [3]	$26.84	$27.65	(2.9)
Revenue per hundredweight, ex fuel [3]	$23.41	$23.23	0.8

Revenue per shipment [3]	$166	$176	(5.7)
Revenue per shipment, ex fuel [3]	$145	$148	(2.0)

Network revenue from door-to-door shipments as a percentage of network revenue [3,4]	51.3%	40.7%	26.0
Network gross margin [5]	49.7%	55.6%	(10.6)%

1 In thousands
[2] Excludes accessorial, Truckload and Final Mile products
[3] Includes intercompany revenue between the Network and Truckload revenue streams
[4] Door-to-door shipments include all shipments with a pickup and/or delivery
[5] Network revenue less Network purchased transportation as a percentage of Network revenue

Intermodal Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2020 [1]	Revenue	2019	Revenue	Change	Change
Operating revenue	$48.9	100.0%	$58.3	100.0%	$(9.4)	(16.1)%

Operating expenses:
Purchased transportation	17.3	35.4	21.0	36.0	(3.7)	(17.6)
Salaries, wages and employee benefits	11.6	23.7	14.2	24.4	(2.6)	(18.3)
Operating leases	3.9	8.0	4.3	7.4	(0.4)	(9.3)
Depreciation and amortization	2.4	4.9	2.6	4.5	(0.2)	(7.7)
Insurance and claims	2.1	4.3	1.8	3.1	0.3	16.7
Fuel expense	1.2	2.5	2.2	3.8	(1.0)	(45.5)
Other operating expenses	5.6	11.5	5.3	9.1	0.3	5.7
Total operating expenses	44.1	90.2	51.4	88.2	(7.3)	(14.2)
Income from operations	$4.8	9.8%	$6.9	11.8%	$(2.1)	(30.4)%

[1] Includes revenues and operating expenses from the acquisition of OST, which was acquired in July 2019 (and is partially included in the prior period).

Intermodal Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2020	2019	Change

Drayage shipments	74,506	84,230	(11.5)%
Drayage revenue per shipment	$562	$597	(5.9)
Number of locations	24	21	14.3%

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	September 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$42,990	$64,749
Accounts receivable, net	153,070	136,214
Other current assets	22,062	20,403
Current assets held for sale	16,925	14,952
Total current assets	235,047	236,318

Property and equipment	379,306	373,571
Less accumulated depreciation and amortization	189,042	180,815
Total property and equipment, net	190,264	192,756
Operating lease right-of-use assets	115,551	105,170
Goodwill and other acquired intangibles:
Goodwill	240,933	215,699
Other acquired intangibles, net of accumulated amortization	145,086	124,857
Total goodwill and other acquired intangibles, net	386,019	340,556
Other assets	43,266	39,374
Noncurrent assets held for sale	78,063	76,704
Total assets	$1,048,210	$990,878

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$32,581	$25,411
Accrued expenses	52,454	44,154
Other current liabilities	4,277	5,318
Current portion of debt and finance lease obligations	1,557	1,421
Current portion of operating lease obligations	40,258	35,886
Current liabilities held for sale	26,006	24,974
Total current liabilities	157,133	137,164

Debt and finance lease obligations, less current portion	116,583	72,249
Operating lease obligations, less current portion	76,003	69,678
Other long-term liabilities	61,536	56,448
Deferred income taxes	45,532	41,214
Noncurrent liabilities held for sale	39,227	36,943

Shareholders’ equity:
Common stock	273	279
Additional paid-in capital	237,497	226,869
Retained earnings	314,426	350,034
Total shareholders’ equity	552,196	577,182
Total liabilities and shareholders’ equity	$1,048,210	$990,878

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three months ended
	September 30, 2020	September 30, 2019
Operating activities:
Net income from continuing operations	$16,992	$21,054
Adjustments to reconcile net income of continuing operations to net cash provided by operating activities of continuing operations
Depreciation and amortization	9,172	9,016
Change in fair value of earn-out liability	493	890
Share-based compensation	2,345	2,626
Loss on disposal of property and equipment, net	99	999
(Recovery of) provision for loss on receivables	(82)	184
Provision for revenue adjustments	1,185	962
Deferred income tax (benefit) expense	(351)	2,591
Changes in operating assets and liabilities
Accounts receivable	(23,415)	144
Prepaid expenses and other current assets	(484)	462
Income taxes	1,767	(375)
Accounts payable and accrued expenses	12,843	5,000
Net cash provided by operating activities of continuing operations	20,564	43,553

Investing activities:
Proceeds from disposal of property and equipment	427	685
Purchases of property and equipment	(2,225)	(9,025)
Acquisition of business, net of cash acquired	—	(12,000)
Net cash used in investing activities of continuing operations	(1,798)	(20,340)

Financing activities:
Payments of finance lease obligations	147	(391)
Proceeds from senior credit facility	—	10,000
Payments on senior credit facility	(20,000)	—
Proceeds from exercise of stock options	1,901	785
Payments of cash dividends	(5,003)	(5,088)
Repurchase of common stock (repurchase program)	(29,989)	(9,289)
Cash settlement of share-based awards for tax withholdings	(158)	(262)
(Distributions to) contributions from subsidiary held for sale	(3,590)	1,079
Net cash used in financing activities from continuing operations	(56,692)	(3,166)
Net (decrease) increase in cash of continuing operations	(37,926)	20,047

Cash from discontinued operations:
Cash (used in) provided by operating activities of discontinued operations, net	(3,418)	2,412
Cash used in investing activities of discontinued operations, net	(172)	(1,334)
Cash provided by (used in) financing activities of discontinued operations, net	3,590	(1,078)
Net (decrease) increase in cash	(37,926)	20,047
Cash at beginning of period of continuing operations	80,916	14,777
Cash at beginning of period of discontinued operations/held for sale	—	—
Net (decrease) increase in cash	(37,926)	20,047
Less: cash at end of period of discontinued operations/held for sale	—	—
Cash at end of period of continuing operations	$42,990	$34,824

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Nine months ended
	September 30, 2020	September 30, 2019
Operating activities:
Net income from continuing operations	$37,634	$59,987
Adjustments to reconcile net income of continuing operations to net cash provided by operating activities of continuing operations
Depreciation and amortization	27,919	27,531
Change in fair value of earn-out liability	(2,209)	890
Share-based compensation	7,852	8,536
Loss on disposal of property and equipment, net	108	781
Provision for loss on receivables	606	819
Provision for revenue adjustments	2,972	2,239
Deferred income tax expense	4,317	5,881
Changes in operating assets and liabilities
Accounts receivable	(20,436)	(3,778)
Prepaid expenses and other current assets	(173)	(4,380)
Income taxes	1,426	(2,557)
Accounts payable and accrued expenses	20,477	11,876
Net cash provided by operating activities of continuing operations	80,493	107,825

Investing activities:
Proceeds from disposal of property and equipment	1,415	1,693
Purchases of property and equipment	(16,439)	(23,240)
Acquisition of business, net of cash acquired	(55,931)	(39,000)
Net cash used in investing activities of continuing operations	(70,955)	(60,547)

Financing activities:
Payments of finance lease obligations	(529)	(528)
Proceeds from senior credit facility	65,000	20,000
Payments on senior credit facility	(20,000)	—
Payments on earn-out liability	(5,284)	—
Proceeds from exercise of stock options	1,901	2,063
Payments of cash dividends	(15,090)	(15,421)
Repurchase of common stock (repurchase program)	(45,248)	(47,906)
Proceeds from common stock issued under employee stock purchase plan	294	261
Cash settlement of share-based awards for tax withholdings	(3,444)	(3,032)
(Distributions to) contributions from subsidiary held for sale	(8,897)	6,452
Net cash used in financing activities from continuing operations	(31,297)	(38,111)
Net (decrease) increase in cash of continuing operations	(21,759)	9,167

Cash from discontinued operations:
Cash (used in) provided by operating activities of discontinued operations, net	(8,090)	9,906
Cash used in investing activities of discontinued operations, net	(807)	(3,454)
Cash provided by (used in) financing activities of discontinued operations, net	8,897	(6,452)
Net (decrease) increase in cash	(21,759)	9,167
Cash at beginning of period of continuing operations	64,749	25,657
Cash at beginning of period of discontinued operations/held for sale	—	—
Net (decrease) increase in cash	(21,759)	9,167
Less: cash at end of period of discontinued operations/held for sale	—	—
Cash at end of period of continuing operations	$42,990	$34,824

Forward Air Corporation Reconciliation of U.S. GAAP and Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP (also referred to herein as “reported”). However, the Company also uses “Non-GAAP financial measures” that are derived on the basis of methodologies other than in accordance with GAAP. Specifically, the Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company’s performance.

For the three and nine months ended September 30, 2020 and 2019, this press release contains the following non-GAAP financial measures: earnings before interest, taxes, depreciation and amortization (“EBITDA”) and free cash flow. All non-GAAP financial measures are presented on a continuing operations basis.

The Company believes that EBITDA from continuing operations improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization) and tax impacts as set out in the below tables. The Company believes that free cash flow from continuing operations is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance stockholder value.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the tables below present, for the periods indicated, a reconciliation of the Company's presented non-GAAP financial measures to the most directly comparable GAAP financial measures.

Forward Air Corporation
Reconciliation to U.S. GAAP
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
Continuing Operations	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net income (GAAP)	$16,992	$21,054	$37,634	$59,987
Interest expense	1,304	761	3,355	1,917
Income tax expense	5,214	7,372	12,209	20,055
Depreciation and amortization	9,172	9,016	27,919	27,531
EBITDA (Non-GAAP)	$32,682	$38,203	$81,117	$109,490

	Three months ended		Nine months ended
Continuing Operations	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net cash provided by operating activities (GAAP)	$20,564	$43,553	$80,493	$107,825
Proceeds from disposal of property and equipment	427	685	1,415	1,693
Purchases of property and equipment	(2,225)	(9,025)	(16,439)	(23,240)
Free cash flow (Non-GAAP)	$18,766	$35,213	$65,469	$86,278

The following table summarizes supplemental guidance information that management believes to be useful.

Forward Air Corporation
Additional Guidance Data
(In thousands, except per share data)
(Unaudited)

Three months ended
Actual - Continuing Operations	September 30, 2020
Net income from continuing operations	$16,992
Income allocated to participating securities	(150)
Numerator for diluted income per share - net income	$16,842

Fully diluted share count	27,606
Diluted earnings per share from continuing operations	$0.61

Projected	Full year 2020
Projected continuing operations and consolidated tax rate	25.5%

Projected capital expenditures, net	$26,000

Projected	December 31, 2020
Projected year-end fully diluted share count	27,500

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to expected continued improvements in our operational performance and profitability, expected impact of COVID-19, fourth quarter 2020 revenue growth and net income per diluted share, full year 2020 projected tax rate, share count, capital expenditures and the declaration of dividends.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: prolonged impact of COVID-19 and actions taken to mitigate those impacts, economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the creditworthiness of our customers and their ability to pay for services rendered, more limited liquidity than expected which limits our ability to make key investments, the availability and compensation of qualified independent owner-operators and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, loss of a major customer, increasing competition and pricing pressure, our ability to secure terminal facilities in desirable locations at reasonable rates, our inability to successfully integrate acquisitions, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental and tax matters, insurance matters, the handling of hazardous materials, the outcome and impact of the 2020 presidential election and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2019.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SOURCE: Forward Air Corporation

Forward Air Corporation
Michael J. Morris, 404-362-8933
mmorris@forwardair.com